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                                                                    Exhibit 10.9

                                                                  Execution Copy

                           PRIVATE NETWORK AGREEMENT

     These General Terms and Conditions together with the Product Order(s) and Exhibits constitute the Private Network Agreement ("Agreement") which is effective as of December 17, 1999, ("Effective Date") by and between Metromedia Fiber Network Services, Inc. ("MFN"), whose address is 1 North Lexington Avenue, 4th Floor, White Plains, New York 10601, and FiberNet Telecom Group, Inc. ("Customer") whose address is 570 Lexington Avenue, New York, New York 10022. Definitions of terms used in this Agreement appear in the Product Order(s), Exhibits and in the General Terms and Conditions set forth below.

                          General Terms and Conditions

1.  DEFINITIONS
    -----------

Unless otherwise defined, industry terms and abbreviations, including but not limited to descriptions of equipment and capacity, shall have their ordinary and commonly accepted industry definitions.

     1.1. "Additional  Licensed  Fiber"  shall  have the  meaning  set  forth in
          Section 2.2.

     1.2. "Affiliates" shall mean any person, firm, corporation, partnership, association, trust or other person that controls, is controlled by, or is under common control of the Party.

     1.3. "Agreement" shall mean this Private Network Agreement, including all Product Orders, signed by the Parties and Exhibits.

     1.4. "Applicable Taxes" includes any and all charges, fees and taxes and as more fully described in Section 13, below.

     1.5. "Authorization(s)" shall mean all material and applicable governmental or non- governmental licenses, easements, rights of way, conduit, pole attachment and any other facilities or property rights, licenses, contracts, franchises, approvals, permits, orders, consents, and all other rights required for MFN to operate and maintain the Network or provide the Product to Customer pursuant to this Agreement.

     1.6. "Building Network Connection" shall mean a Lateral Extension provided by MFN into an On-Network Building or splice connection for an Off-Network Building.

     1.7. "Charge" shall refer to those charges specified in the Product Orders (including Prepaid Charges and Monthly Charges) and payable by Customer.

     1.8. "Commencement Date" shall be that date upon which installation pursuant to a Product Order is complete as more fully described in
          Section 2.5, below.

     1.9. "Customer" is the named customer on the Product Order.
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     1.10."Customer  Locations" are those  On-Network  Buildings and Off-Network
          Buildings  specified in Product  Order(s).

     1.11."Dark Fiber License" shall refer to a Product Order pursuant to which MFN licenses Licensed Fiber to Customer.

     1.12."Early  Termination  Charge"  shall  have  the  meaning  set  forth in
          Section 11 below.

     1.13."Effective  Date" is the date first written above.

     1.14."Equipment" shall mean any equipment provided by MFN within any Customer Location.

     1.15."Lateral Extensions" shall refer to Licensed Fiber and associated facilities which are provided by MFN pursuant to this Agreement which connect from a customer's fiber on the MFN Network to and into a fiber distribution point within any MFN On-Network Building or fiber and associated facilities which are provided by Customer which connect from a fiber distribution point within an Off-Network Building to such customer's fiber on the Network at a splice point designated by MFN. For each Lateral Extension into an On Network Building, MFN will bring Licensed Fiber into dual entrance points in a Customer Location to the extent permitted by the building owner or building manager.

     1.16."Licensed  Fiber" shall refer to dark optical fiber strands on the MFN
          Network and on Lateral Extensions licensed by Customer pursuant to this Agreement.

     1.17."Location"  shall mean any  commercial  property in the United  States
          (other than any carrier hotel) in which Customer has installed and operates a CDS and to which Customer has the right, pursuant to its own agreement with the owner or manager of such property, to provide access and use to third parties.

     1.18."Location Access" means the right to provide dark or lit fiber optic facilities and services to third parties at a Location pursuant to the terms set forth in the Location Access Agreement.

     1.19."Location  Access  Agreement"  shall  refer  to  the  Location  Access
          Agreement dated as of the date hereof and executed simultaneously with this Agreement.

     1.20."Network" refers to all or part of a fiber optic cable network and related facilities owned or controlled by MFN in the cities listed in Exhibit A to this Agreement.

     1.21."Monthly Charge" shall be the amount set forth in Section 4.2 and specified in the Product Order(s) and payable by Customer.

     1.22."Off-Network Building" shall mean a building into which MFN has not constructed or has maintained in effect a Lateral Extension at the time that Customer requests a Building Network Connection and MFN has declined to construct a Lateral Extension.

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     1.23."On-Network  Building"  shall  mean any  building  into  which MFN has constructed and maintains in effect a Lateral Extension at the time Customer requests a Building Network Connection into such building.

     1.24."On-Network   Building   List"  shall  mean  the  list  of  On-Network
          Buildings as of the Effective Date set forth in Exhibit B to this Agreement and any updated lists which MFN shall provide to Customer from time to time, but not more frequently than once per year during the Term.

     1.25."Outage"  is  defined  as  the  complete   interruption   or  material
          degradation of communications between any two Customer Locations resulting from physical damage, severance, or other failure of the Licensed Fiber(s).

     1.26."Outage   Credit"  shall  mean  any  credit  against  Monthly  Charges otherwise payable for Additional Licensed Fiber resulting from an Outage in accordance with Section 9, below.

     1.27."Outage Period" shall be any continuous four (4) hour period during which Customer experiences an Outage.

     1.28. "Party" or "Parties" shall mean either or both MFN and Customer.

     1.29."POP" shall mean a point of  presence,  which is a location at which a telecommunications company has facilities designed to establish interconnections between its network and the network of a local exchange customer for purposes of obtaining exchange access services (private line, data, video, or switched) or unbundled network elements used for providing exchange access services.

     1.30."Premises" shall mean any site at which Product is provided to include generally the Customer Locations specified in the Product Order.

     1.31."Prepaid Charges" shall refer to those prepaid charges specified in the Product Orders and prepaid by Customer.

     1.32."Product"  shall  refer  to  the  Licensed  Fiber,   Building  Network
          Connection, Location Access, Equipment and normal installation, maintenance, inspection, repair and testing services as set forth herein.

     1.33."Product Order(s)" refers to those product orders executed between the Parties, including Exhibits attached thereto and made a part hereof, which shall be in the form set forth in Exhibit C attached herewith.

     1.34."Rack or Cage Facilities" shall mean Customer's provision of one (1) equipment rack or cage to serve as a fiber termination point within a Customer Location for MFN's exclusive use as a fiber distribution facility for Customer and other MFN customers in the building.



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     1.35."Rings"  shall  refer to those  particular  routes on the  Network  as described in Exhibit A to this Agreement, as same may be modified by MFN from time to time.

     1.36."Splice  Point"  shall have the  meaning  set forth in  Section  2.3.2 below.

     1.37."Term" shall be the period commencing on the Effective Date and terminating twenty years thereafter, unless sooner terminated in accordance with the provisions of this Agreement.

2.  PRODUCT
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     2.1. During  the  Term  MFN  shall  license  to  Customer  a total of up to
          [********} ([*****]) fiber miles of Licensed Fiber on the Rings, which Licensed Fiber shall include that Licensed Fiber heretofore provided by MFN to Customer and which is described in Exhibit D to this Agreement. Customer may license not less than two (2) nor more than twenty four (24) Licensed Fibers on any one Ring. Fiber miles shall be determined by the aggregate number of Licensed Fibers multiplied by the total distance (for example, two Licensed Fibers on a four mile route equals eight fiber miles).

     2.2. Customer shall from time to time during the period of twelve (12) months after the Effective Date request Licensed Fiber on the Rings from MFN for up to [*****] ([*****]) fiber miles. In addition, during such twelve (12) month period, if Customer has requested and MFN has delivered the [*****] ([*****]) fiber miles of Licensed Fiber pursuant to Section 2.1 hereof, Customer may also purchase additional Licensed Fiber on the Rings from MFN for up to an additional [*****] ([*****]) fiber miles (the "Additional Licensed Fiber" for purposes of this Section 2.2, and Sections 4, 9.1 and 11.2.) for the prices set forth in Section 4.2.

     2.3. Such requests, pursuant to 2.2 hereof, shall be in writing and shall specify the number of Licensed Fibers, the Rings, Building Network Connections into Customer Locations and the requested date of delivery of such Licensed Fibers. Customer may at any time during the Term request a Building Network Connection from Customer's Licensed Fibers on a Ring into an On-Network Building. MFN will advise Customer in writing if such Licensed Fiber or Rings are not available. MFN will use commercially reasonable efforts to make requested fiber available to Customer, provided Customer's requests therefor are themselves reasonable and made in accordance with the terms of this Agreement. In addition, MFN will further advise Customer of whether or not the requested Customer Location is an On-Network Building. Customer shall provide to MFN Location Access pursuant to the terms of the Location Access Agreement.

             2.3.1. If the Customer Location is not an On-Network Building and
                    Customer desires a Building Network Connection to and into such building, Customer may request that MFN (i) designate and add such building to the On-Network Buildings List and
                    (ii)  construct a Lateral  Extension from the Network to and
                    into  such  building.  MFN  will  determine,   in  its


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                    sole  discretion,  whether or not to designate such building as an  On-Network  Building  and  construct  such a  Lateral
                    Extension. All right, title and interest to the Lateral Extensions constructed by MFN shall vest in MFN.

             2.3.2. If MFN declines to build a Lateral Extension to a Customer
                    Location, such building shall be designated as an Off-Network Building. Customer may request a Building Network Connection to an Off-Network Building by informing MFN of same. MFN will advise Customer, in writing, of the estimated costs of providing a splice connection (on a pass through basis plus [******] ([**]%) at the Network splice point determined by MFN (the "Splice Point") and, if Customer consents, will provide such splice connection to a Lateral Extension supplied by Customer. All right, title and interest to the Lateral Extensions constructed by Customer to such Splice Point shall vest in Customer.

     2.4. If the requested Licensed Fibers and Rings are available and the parties are in agreement with regard to the provision of the Product, MFN will prepare and deliver to Customer a Product Order with respect to such requested Licensed Fiber, Rings and Customer Locations. The Parties shall thereupon execute each such Product Order, specifying one or more of the following: (i) the number of Licensed Fibers and Rings; (ii) a Building Network Connection to Customer Locations; (iii) construction and splicing costs (where applicable) and Charges; and
          (iv) Estimated Commencement Date.

     2.5. MFN will use commercially reasonable efforts to complete installation and testing of the Product on or before the Estimated Commencement Date specified in the Product Order(s). Upon satisfactory completion of Product testing, MFN will provide Customer with access to the Product and Customer shall have a period of time not to exceed ten
          (10) business days to conduct such testing as it reasonably deems necessary to ensure that the Product conforms in all material respects to the material specifications set forth in the relevant Product Orders. If Customer fails to notify MFN within this time period of any deficiencies, the Product will be deemed accepted. The "Commencement Date," whereupon the Term of any Product Order commences, shall be the earlier of (i) completion of testing and acceptance of Product by Customer, or (ii) if Customer has identified deficiencies, then the first date upon which Product conforms in all material respects with the relevant specifications.

     2.6. MFN shall provide, install, maintain, and repair the Equipment necessary for the Product at Customer Locations in accordance with this Agreement and the Product Order(s) attached hereto.

     2.7. MFN may provide additional Products to Customer in the future upon full execution of additional Product Orders, such Product Orders to be referred to by Product Order number, attached hereto and made a part hereof.



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3.  ACCESS AND AUTHORIZATIONS
    -------------------------

     3.1. Customer will obtain all approvals for access into all Customer Locations for the purpose of Product installation, periodic maintenance, and services, and for the use of any required building entrances, power, riser conduit or other required building facilities at all such Customer Locations.

     3.2. If applicable, Customer agrees to provide all reasonable assistance to MFN in procuring, and installing or activating such additional telecommunication circuits and facilities as shall be required by MFN to provide telemetry from any and all Customer Locations to MFN's monitoring center(s). Except for costs associated with local telephone lines, other monthly telecommunication costs and any reasonable installation costs shall be paid for by MFN.

     3.3. MFN will use commercially reasonable efforts to obtain all required Authorizations by the Commencement Date, and to maintain or renew all such Authorizations throughout the Term.

     3.4. If any Authorizations are modified or terminated, and the loss of such Authorizations threatens to cause or does cause material financial harm to MFN, or prevents or materially interferes with MFN's control, possession and/or use of the Network, Product or the Equipment or its ability to provide the Product, then in its sole discretion MFN shall have the option to: (i) provide Customer with comparable Product on alternate portions of MFN's then existing Network or on networks of third parties, or (ii) terminate this Agreement with respect to the affected Product without further obligation or liability to Customer. The foregoing will be MFN's sole and exclusive liability and Customer's sole and exclusive remedy with respect to termination as a result of the loss of Authorizations.

     3.5. Customer shall provide MFN with access to all Customer Locations for the purpose of removing MFN Equipment upon the expiration or earlier termination of this Agreement.

     3.6. MFN reserves the right to utilize unused external building access, and space within the building conduit(s) occupied at the Customer Locations, provided that such use does not interfere with or hinder Customer's use of the Product as permitted hereunder.

     3.7. Upon the expiration of any Term, or earlier termination of this Agreement, Customer will promptly remove from any property owned, leased or licensed by MFN all Customer property, equipment and other materials used in connection with the Product within thirty (30) days from such expiration or termination. Customer will complete such removal in a manner that does not interfere with or damage the Product or the Network. If Customer fails to remove its property within such period, such property will be deemed abandoned, and MFN will make such disposition of the property as it deems necessary or advisable at Customer's sole expense.



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     3.8. If applicable,  and unless  otherwise  specified in the Product Order,
          Customer will arrange for its own cage space, manhole assignments, and installation approval for MFN to build laterals and risers into Customer's cages within any ILEC Central Offices. The estimated time required for completion of construction and installation into an ILEC Central Offices will be 90 - 180 days after Customer gives MFN written notice of completion of ILEC approval and an executed copy of the ILEC Method of Procedure for each ILEC Central Office.

4.  TERMS OF PAYMENT
    ----------------

     4.1. Licensed  Fiber. In  consideration  for the Licensed Fiber licensed by
          ----------------
          MFN to Customer pursuant to this Agreement,

             4.1.1. Customer has  executed  and  delivered to MFN the Exchange and Registration Rights Agreement dated as of the same date as this Agreement (the "Exchange and Registration Rights Agreement"), attached herewith as Exhibit E, and has delivered to MFN the "Common Stock" as defined therein (the "Common Stock"). For purposes of this Agreement, four million (4,000,000) shares of Common Stock shall be deemed to be consideration for the Licensed Fiber (exclusive of
                    Additional Licensed Fiber) licensed by MFN to Customer pursuant to this Agreement and one million (1,000,000) shares of Common Stock shall be in consideration for exchange of the interest in Local Fiber LLC. For purposes of
                    Section 1.467-1(c)(2)(ii) A) of the Treasury Regulations promulgated under the internal Revenue Code of 1986, as amended ("Treas. Reg."), the Parties agree that the number of shares of Common Stock shall be treated as the total rental payable in respect of such license of Licensed Fiber and such amount shall be allocated as set forth in Exhibit F hereto within the Term in accordance with Treas. Reg.
                    Section 1.467-2(c). The portion of shares of Common Stock so allocated to the license hereunder shall be treated as the "principal balance of a Section 467 loan" within the meaning of Treas. Reg. 1.467-1(e)(2). The Parties further agree to utilize such allocation for all tax purposes unless otherwise required by applicable law.

             4.1.2. From time to time,  MFN shall  request and Customer  shall provide Location Access pursuant to the terms of the Location Access Agreement.

     4.2. Additional  Licensed  Fiber.  In  the  event  that  Customer  requests
          ---------------------------
          Additional Licensed Fiber, Customer shall have the option to pay MFN for such Additional Licensed Fiber as follows:

             4.2.1. Monthly Charge.
                    --------------

                4.2.1.1. Customer may elect to pay MFN a Monthly Charge plus
                         Applicable   Taxes.   The  Monthly   Charge   shall  be
                         determined by adding (1) the number of fiber miles requested for the



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                              first [*****] ([*****]) miles of Additional
                              Licensed Fiber multiplied by the monthly rate of [*****] and 00/100 dollars ($[*****]) per fiber mile to (2) the number of fiber miles requested for the next [*****] ([*****]) miles of Additional Licensed Fiber multiplied by the monthly rate of [*****] and 00/100 dollars ($[*****]) per fiber mile.

               4.2.1.2. Beginning on the Commencement Date, Customer shall pay the Monthly Charge and any Applicable Taxes in advance for each month. Customer will be invoiced at the beginning of each month. If the Agreement commences or terminates on a day other than the first or last day of any month, then payment for such partial month will be pro-rated.

               4.2.1.3. All late payments will accrue interest on the unpaid sum at the lower of the highest legal rate of interest permitted in the State of New York or one and one-half percent (1.5%) per month.

        4.2.2. Prepaid Charge.  At the time the first monthly payment for any
               --------------
               applicable Product Order is due, Customer may elect to prepay the Charge for the Additional Licensed Fiber, determined by multiplying the number of remaining months of the Term by a monthly rate of [*****] and 00/100 dollars ([*****]) per fiber mile of Additional Licensed Fiber.

4.3. Building Network Connections.
     ----------------------------

        4.3.1. On-Network Buildings.
               --------------------

               4.3.1.1. In consideration for MFN providing a Building Network Connection into each On-Network Building, Customer agrees to pay to MFN the Prepaid Charge set forth in Section I of Exhibit G, hereto plus Applicable Taxes.

               4.3.1.2. As set forth in Exhibit G, hereto, the Prepaid Charge for a Building Network Connection into each On-Network Building depends on whether Customer provides or does not provide Rack Facilities to MFN.

               4.3.1.3. The Prepaid Charge for a Building Network Connection into an On- Network Building includes fiber termination into the Customer's Locations and does not include any fees assessed by any building owner, landlord or other third party for the right or permission to build into Customer Locations, which fees shall be solely paid by Customer.

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          4.3.2.    Off-Network Buildings. In consideration for providing a
                    ---------------------
                    Building Network Connection via a splice for each Customer supplied Lateral Extension to a Off-Network Building, Customer agrees to pay to MFN the Prepaid Charge set forth in Section II of Exhibit G and Applicable Taxes. In addition, Customer will reimburse MFN for its costs of splicing plus [*****] ([**]%) plus Applicable Taxes.

5.  EQUIPMENT AND INSTALLATION
    --------------------------

          5.1. If applicable, Customer is responsible for providing, at its sole cost and expense, suitable facilities within all Customer Locations including, without limitation, riser conduits, adequate space and power, and proper environmental conditions meeting no less than the minimum specifications of the Equipment manufacturer(s).

          5.2. All Equipment installed at Customer Locations shall remain the property of MFN or its supplier and shall never be deemed a fixture to any real property owned by Customer or any third party. Nothing contained in this Agreement shall give or convey to Customer any right, title or interest whatever in the Equipment. Customer shall not adjust, encumber or attempt to repair the Equipment, and may not remove or relocate the Equipment without the prior written consent of MFN. Customer may not allow any liens to be placed on the Equipment or Network.

          5.3. Customer shall be liable to MFN for any loss or damage to Equipment arising from the negligence, acts, errors or omissions, unauthorized maintenance or other cause, including theft, of Customer, its employees, invitees, contractors or agents.

6.  MONITORING MAINTENANCE OF EQUIPMENT
    -----------------------------------

          6.1. MFN will provide remote monitoring of the Network and Product to the extent incorporated into the Network and will use commercially reasonable efforts to provide continuous service at all times other than for maintenance as provided herein.

          6.2. MFN or its agents shall perform all maintenance and repairs for the Product, including preventative maintenance and periodic upgrades of operating system software, as MFN deems necessary to ensure proper functioning of the Product.

          6.3. Customer may not, without the express written consent of MFN, perform any repairs or maintenance to the Product, Equipment or Network, or contract with any third party to perform any such repairs or maintenance. Customer will not install any equipment to be used with the Product, Equipment or Network or use any Product in any manner that damages or interferes with the Product, Network or Equipment.

          6.4. If all or part of the Product, Network or Equipment requires restoration, replacement or repair by reason of an act or omission of Customer, its employees, agents, or contractors, such repair, replacement and/or restoration may be made by

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                    MFN, at Customer's sole expense, in accordance with MFN's
                    then current time and materials rates plus Applicable Taxes.

7.  USE OF THE PRODUCT
    ------------------

          7.1. Customer will use the Product in full compliance with all applicable federal, state and local laws, rules and regulations and all applicable franchises, rights of way, leases, licenses, franchises and contracts and other obligations to third parties with respect to the Network or Product. At Customer's sole cost and expense, Customer will obtain and maintain in effect during the Term all rights, leases, licenses, permits and governmental or non governmental approvals necessary for use of the Product by Customer.

          7.2. MFN is providing all Products for Customer's exclusive use. Customer will not under any circumstances permit the use of or provide access to the Product, Equipment or Network in whole or part, by any third party, other than a customer of Customer in the ordinary course of business. For purposes of this Agreement, the ordinary course of Customer's business shall not include the sale, leasing or granting of any rights of use in "dark fiber", as such term is commonly understood in the telecommunications industry, nor shall Customer's business include the resale of any Product.

          7.3. Customer may not sublease, assign, license, sublicense, sell, share or otherwise utilize in conjunction with a third party (including without limitation in any joint venture or as part of any outsourcing activity) the Product or Network, or any component thereof. Any breach of this Section will be deemed a material breach of this Agreement and in the event of such material breach MFN will have the right to immediately terminate this Agreement in addition to any and all rights and remedies.

          7.4. MFN will have the right to inspect Customer's use of the Product at any time during normal business hours and upon at least twenty-four (24) hours prior notice by MFN. MFN may make such inspection on less than twenty-four hours notice in cases of an emergency.

          7.5. MFN may subcontract to any third party any or all of its performance obligations (including without limitation maintenance) under this Agreement without the consent of Customer, provided that MFN will remain obligated for such performance in accordance with the terms of this Agreement.

8.  OUTAGES
    -------

          8.1. If Customer experiences an Outage, Customer shall immediately notify MFN by telephone at (888) 636-2778, or by such other means as the Parties may agree. Provided that MFN personnel or contractors have access to affected Customer facilities immediately upon notification, MFN will respond and commence work within two (2) hours after the time of notification by Customer and restore effective use of the Licensed Fiber as expeditiously as practicable, but in no event more than

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                    four (4) hours after receipt by MFN of Customer's
                    notification, subject to "Force Majeure" as provided in
                    Section 19 below.

          8.2. Unless otherwise specified, if an Outage lasts longer than fifteen (15) days for any reason other than "Force Majeure", then at any time thereafter, unless and until such Outage is corrected, either Party may terminate this Agreement with respect to the affected Product by written notice of such termination delivered to the other Party.

          8.3. In addition to other rights under this Agreement, MFN shall have the right to terminate this Agreement as a result of any Outage caused by Customer's breach of its material obligations under this Agreement, subject to any relevant cure provisions as provided in this Agreement.

          8.4. The Outage Credit, set out in Section 9, or the right to terminate hereunder shall be the sole and exclusive remedies of Customer for any Outage regardless of the cause of such Outage.

9.  OUTAGE CREDITS
    --------------

          9.1. In the event of an Outage on any Licensed Fiber, whether such Licensed Fiber is provided to Customer pursuant to
                    Section 2.1 of this Agreement or is Additional Licensed Fiber pursuant to Section 2.2 of this Agreement, Customer will receive an Outage Credit calculated at [*****] percent ([**]%) of the Monthly Charge, which for purposes of determining the Outage Credit shall be one [*****] 00/100 dollars ($[*****]) per fiber mile, for the affected Licensed Fiber strands for each Outage Period, up to a maximum of the Monthly Charge for one (1 ) full month. The Outage Credit shall be calculated as follows:

                    (a) Monthly Charge (i.e. $[*****] per fiber mile) for affected Licensed Fiber Strands number of Customer Locations = "X";

                    (b) X total number of Customer's Additional Licensed Fiber Strands = monthly charge per fiber strand;

                    (c) monthly charge per fiber strand multiplied by the number of affected Customer Licensed Fiber strands multiplied by [*****] percent ({**]%) multiplied by the number of Outage Periods Outage Credit.

          9.2. Customer will not receive any Outage Credit for an Outage caused by or resulting from (i) Force Majeure; (ii) an act or omission of Customer, its employees, agents or contractors; (iii) the use or failure of any Customer equipment or facilities used in connection with the Product;
                    (iv) failures of redundant equipment or subsystems, or (v) planned Outages for maintenance or repair that are scheduled and approved in advance by Customer.

          9.3. Outage Credits will not be credited or payable for any period of time during which MFN personnel or contractors are denied access to Customer Locations or other facilities to remedy an Outage.

10.  LIMITATION OF LIABILITY AND INDEMNIFICATION ,
     ---------------------------------------------

          10.1. Unless otherwise provided for in this Agreement, and except in cases of gross negligence or willful misconduct, the liability of each Party to the other Party for damages will be limited to five million and 00/100 dollars ($5,000,000.00). Notwithstanding the foregoing, in no event will either Party be liable to the other Party for any incidental, indirect, special, consequential, exemplary, or punitive damages arising out of or relating to this Agreement or the Product provided hereunder, including damages based on loss of revenues, profits or lost business opportunities, regardless of whether the respective Party had been advised of or could have foreseen the possibility of such damages.

          10.2. MFN agrees to indemnify, defend and hold the Customer, its officers, directors, employees, agents and contractors harmless from and against all loss, damage, liability, cost and expense (including reasonable attorney's fees and expenses) by reason of any claims or actions by third parties for (i) bodily injury, including death, (ii) damage, loss or destruction of any real or tangible personal property which third party claims arise out of or relate to
                    (a) any Product provided by or on behalf of MFN hereunder,
                    (b) MFN's performance of or failure to perform any term, condition or obligation under this Agreement, or (c) any negligent act or omission of a MFN's directors, agents, employees, contractors, representatives or invitees.

          10.3. Customer agrees to indemnify, defend and hold MFN, its officers, directors, employees, agents and contractors harmless from and against all loss, damage, liability, cost and expense (including reasonable attorney's fees and expenses) by reason of any claims or actions by third parties for (i) bodily injury, including death, (ii) damage, loss or destruction of any real or tangible personal property (including without limitation the Network and Product) which third party claims arise out of or relate to
                    (a) Customer's performance of or failure to perform any term, condition or obligation under this Agreement, (b) any negligent act or omission of Customer's directors, agents, employees, contractors, representatives or invitees, or (c) Customer's or its customer's use of the Product and conduct of their respective businesses including without limitation the content of any video, voice or data carried by Customer or its customers on the Product or Network.

          10.4. Customer's rights to indemnification under this agreement are subject and subordinate to MFN's prior obligations to indemnify third parties. Customer shall not seek damages, recovery or performance from any third party with whom MFN has a previous obligation to indemnify, including but not limited to MFN landlords and building owners with whom MFN has leasing agreements.

          10.5. No contract, subcontract, or other agreement between Customer and any third party in connection with the Product hereunder shall provide the basis for any indemnity, guarantee, assumption of liability or other obligation of MFN with respect to such arrangements.

          10.6. Except as otherwise set forth in this Agreement, nothing contained herein will operate as a limitation on the right of either Party to bring an action for damages against any third party based on any act or omission of such third party as such act or omission may affect the construction, operation, or use of the Network, Equipment or the Product. Each Party agrees to execute such documents and provide such commercially reasonable assistance, at the claiming Party's sole expense, as may be reasonably necessary to enable the claiming Party to pursue any such action against such third party.

11.  DEFAULT
     -------

          11.1. The following events shall be considered events of default the happening of which shall give the non-defaulting party the right to terminate this Agreement or a portion of this Agreement as the case may be, by written notice following the expiration of any stated cure periods:

                    11.1.1. Customer fails to deliver to MFN the Common Stock as set forth in the Exchange and Registration Rights Agreement.

                    11.1.2.   Customer fails to make any payment within thirty
                              (30) days after receipt of written notice from MFN shall give MFN the right to terminate its corresponding obligations with respect to such payments without further notice to Customer;

                    11.1.3. the breach of any material term or condition of this Agreement if such breach remains uncured thirty (30) days after delivery to the breaching Party of written notice of such breach. If the breach is of a nature or involves circumstances reasonably requiring more than thirty (30) days to cure, the time period may be extended for such time as will be reasonably required provided the breaching Party proceeds diligently to cure the breach;

                    11.1.4. A Party applies for or consents to the appointment of a receiver, trustee or similar officer for it or any substantial part of its property or assets, or any such appointment is made without such application or consent by such Party and remains undischarged for a period of sixty (60) days;

                    11.1.5. A Party files a petition in bankruptcy or makes a general assignment for the benefit of creditors; or

                    11.1.6. Customer defaults under the material terms of any other agreement or Product Order between the parties subject to the cure periods set forth in such agreement or Product Order, including but not limited to any agreement for Collocation, Licensed Fiber, Capacity Product or a Managed Network Product, whether such other agreement is executed prior or subsequently to the execution of this Agreement.

11.2. Where Customer has purchased Additional Licensed Fiber and Customer is making monthly payments for such Additional Licensed Fiber, if the Agreement or any Product Order is terminated by reason of Customer's default, before the expiration of the then current Term, in addition to all other sums due and owing, Customer will immediately pay the Early Termination Charge for such Additional Licensed Fiber set forth below. The parties acknowledge and agree that such Early Termination Charge reflects a reasonable estimate of the damages incurred by MFN as a result of the early termination, and is not a penalty against the Customer. Notwithstanding the foregoing, MFN may seek all other available remedies in the case of Customer default.

          11.2.1. 1st year termination - 100% of all unpaid Monthly Charges for the first year, plus 80% of all unpaid Monthly Lease Payments for the second year, plus 60% of all unpaid Monthly Charges for the third year, plus 40% of all for the fourth year, plus 20% of all unpaid Monthly Charges for the fifth year, plus 10% of all unpaid Monthly Charges for the sixth through twentieth years.

          11.2.2. 2nd year termination - 80% of all unpaid Monthly Charges for the second year, plus 60% of all unpaid Monthly Charges for the third year, plus 40% of all unpaid Monthly Charges or the fourth year, plus 20% of all unpaid Monthly Charges for the fifth year, plus 10% of all unpaid Monthly Lease Payments for the sixth through twentieth years.

          11.2.3. 3rd year termination - 60% of all unpaid Monthly Charges for the third year, plus 40% of all unpaid Monthly Charges for the fourth year, plus 20% of all unpaid Monthly Charges for the fifth year, plus 10% of all unpaid Monthly Lease Payments for the sixth through twentieth years.

          11.2.4. 4th year termination - 40% of all unpaid Monthly Charges for the fourth year, plus 20% of all unpaid Monthly Charges for the fifth year, plus 10% of all unpaid Monthly Charges for the sixth through twentieth years.

          11.2.5. 5th year termination - 20% of all unpaid Monthly Charges for the fifth year, plus 10% of all unpaid Monthly Charges for the sixth through twentieth years.

          11.2.6. 6th through 20th year termination - 10% of all Monthly Charges for the sixth through twentieth years.

11.3. If the Agreement or any Product Order is terminated by reason of Customer's default, before the expiration of the then current Term, in addition to all other sums due and owing, MFN will retain as an Early Termination Charge, the unamortized portion of the Prepaid Charges over the License Term as of the date of termination.

12.  REPRESENTATIONS, WARRANTIES AND COVENANTS
     -----------------------------------------

          12.1. EXCEPT AS OTHERWISE EXPRESSLY PROVIDED IN THIS AGREEMENT, MFN DISCLAIMS ALL WARRANTIES, EXPRESS OR IMPLIED, INCLUDING ANY AND ALL WARRANTIES OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE WITH RESPECT TO THE (i) NETWORK OR EQUIPMENT, (ii) PRODUCT, (iii) MAINTENANCE (iv) CONSTRUCTION AND INSTALLATION, AND (v) ANY OTHER SERVICE(S) PROVIDED BY OR ON BEHALF OF MFN HEREUNDER.

          12.2. Each Party represents and warrants to the other that (a) it is duly organized, validly existing and in good standing under the laws of the state of its organization, (b) it has all requisite power and authority to enter into and perform its obligations under this Agreement and the Product Order and (c) this Agreement and the Product Order, when executed, will become the legal, valid and binding obligation of such Party.

          12.3. During the Term of the Agreement Customer shall maintain, at its sole cost and expense, the insurance coverages with limits stipulated below, as well as such other coverage(s) and limits as may be required by the landlord or owner of the Premises:

                    Type of Insurance                                             Minimum Amount
                    -----------------                                             --------------
                    Commercial General Liability (inclusive of Broad Form         $1,000,000.00 per occurrence
                    Contractual Liability Coverage) with coverage extending to    $2,000,000.00 aggregate
                    independent contractors and personal injury coverage,
                    product and completed operations, business interruptions,
                    bodily injury and property damage combined

                    Commercial Blanket Bond/Crime (including Fidelity) Coverage   $1,000,000.00 per occurrence

                    Umbrella Liability                                            $5,000,000.00 per occurrence

                    If requested by MFN, Customer shall: (i) deliver to MFN a certificate of insurance prior to the execution of this Agreement stating that such policy will not be canceled, terminated or modified without thirty (30) days' prior written notice to MFN. All policies shall be endorsed with the provision that coverage provided thereunder shall be primary, and not excess or contributory with regard to any other insurance maintained by MFN; (ii) name MFN as an additional insured as its interests may appear under the Commercial General Liability and Umbrella Liability policies; and (iii) obtain the express consent of each underwriter of the policies of insurance specified above to waive its right of subrogation against MFN.

13.  APPLICABLE TAXES
     ----------------

          13.1. Each Party shall be fully responsible for the payment of any and all taxes required by law to be paid by that Party.

          13.2. Customer shall pay all taxes and fees associated with Customer's use of the Product, including but not limited to any sales, use, transfer, gross receipts, federal excise and similar taxes and surcharges lawfully levied by a taxing authority against or upon the Products. Alternatively, Customer will provide MFN with a certificate evidencing Customer's exemption from payment of or liability for the above taxes.

          13.3. In addition to the Charges, Customer may be invoiced for franchise, privilege, property, and occupational taxes based upon the gross revenues received from Customer or assets of MFN made available to Customer, or for any tax surcharge on the Product or, if applicable, Universal Service Fund or similar charges imposed on MFN with respect to Customer's use of the Product.

          13.4. Customer is solely responsible for calculating and remitting any and all assessments, including but not limited to franchise fees, license fees, right-of-way fees, taxes and any other assessment against Customer for Customer's use of the Product (collectively, "Assessments"). Such Assessments may be made by any governmental, quasi governmental agency or regulatory body and MFN will not direct or notify Customer to pay any Assessments, and shall not be directly or indirectly responsible in any way for Customer's remitting such Assessments.

14.  RELOCATION. CONDEMNATION.
     -------------------------

          14.1. If MFN is required by any third party to relocate any segment of its Network, MFN will provide Customer at least sixty (60) days prior written notice of any relocation unless prevented from doing so by the timing of the relocation. Prior to the relocation, MFN will provide Customer an estimate of the cost of such relocation, and to the extent MFN is not reimbursed for those costs by the requesting third party, Customer agrees to pay its pro rata share of the relocation costs. MFN will use its commercially reasonable efforts to secure an agreement for reimbursement from the third party.

          14.2. If any portion of the Network, and/or the Authorizations become the subject of a condemnation proceeding which is not dismissed within one hundred eighty (180) days after the date of filing of such proceeding and which could reasonably be expected to result in a taking by any governmental agency or other party having the power of eminent - domain, MFN, in its sole discretion, shall have the option of providing alternate service to Customer, or immediately terminating the Agreement without further obligation to Customer. MFN shall be entitled, to the extent permitted under applicable law, to participate in any condemnation proceedings for compensation for the economic value of MFN interests or Authorizations relating to the Product subject to such condemnation proceeding.

15.  ASSIGNMENT; SUCCESSION
     ----------------------

          15.1. Subject to Section 15.3 below, Customer will not assign any right nor delegate any duty under this Agreement, in whole or in part, whether by operation of law or otherwise, without the prior written consent of MFN, such consent not to be unreasonably withheld. Upon any permitted assignment (or delegation) hereunder, the assigning Parties will remain jointly and severally responsible for the performance under this Agreement, unless released in writing by the non-assigning Party. Any permitted assignee will expressly assume all liabilities hereunder prior to the effectiveness of such assignment. Any attempted assignment or delegation without such consent will be null and void and will be deemed to constitute a material breach of this Agreement.

          15.2. Notwithstanding anything contained in this Agreement to the contrary, Customer may, without the consent of MFN, collaterally assign this Agreement in whole but not in part to any or all parties providing financing to Customer or any other entity controlled by or under common control with Customer under a collateral trust for the benefit of the entities providing such financing or similar arrangement for the benefit of such financing entities. Customer will advise MFN in writing of the assignment at the time of such assignment. If requested by Customer, MFN will within seven
                    (7) days of such request provide a written consent to any such permitted assignment; provided that such consent will permit reassignment in accordance with the terms of this Agreement if the financing parties exercise their remedies under the documents for such financing upon notice by the financing parties.

          15.3. This Agreement will be binding upon and inure to the benefit of the Parties hereto and their respective successors and permitted assigns.

16.  NOTICES
     -------

          16.1. All notices and communications concerning this Agreement must be in writing and delivered to MFN at the following addresses: Metromedia Fiber Network Services, Inc.

                    1 North Lexington Avenue, 4th Floor

                    White Plains, New York 10601

                    Attn: Vice President - Marketing

                    If declaring a default or termination, a copy of the notice must be sent to:


                    Metromedia Fiber Network Services, Inc.

                    1 North Lexington Avenue, 4th Floor

                    White Plains, New York 10601

                    Attn: Vice President - Legal Affairs

          16.2. Notices and communications to Customer must be in writing and will be delivered to the address specified in the Product Order.

          16.3. Notices will be sent by certified US Postal Service, return receipt requested, or by commercial overnight delivery service, or by facsimile, and will be deemed delivered, if
                    C) sent by US Postal Service, five (5) days after deposit, if sent by facsimile, upon verification or receipt or, if sent by commercial overnight delivery service, one (1 ) business day after deposit therewith.

17.  17. GOVERNING LAW
     -----------------

THIS AGREEMENT WILL BE INTERPRETED AND CONSTRUED IN ACCORDANCE WITH THE INTERNAL LAWS OF THE STATE OF NEW YORK WITHOUT GIVING EFFECT TO ITS PRINCIPLES OF CONFLICTS OF LAWS.

18.  DISPUTE RESOLUTION; ARBITRATION.
     --------------------------------

          18.1. Any dispute or disagreement relating to this Agreement or any matter arising between the Parties in connection with this Agreement which is not settled to the mutual satisfaction of the Parties within thirty (30) calendar days from the date that either party informs the PRIVATE NETWORK AGREEMENT Metromedia Fiber Network Services, Inc. Page 14 other in writing that such dispute or disagreement exists, shall be settled by arbitration by a single arbitrator in New York, New York, in accordance with the Commercial Arbitration Rules of the American Arbitration Association in effect on the date that such notice is given. If the parties are unable to agree on a single arbitrator within fifteen
                    (15) calendar days, the American Arbitration Association shall select an arbitrator. The decision of the arbitrator shall be final and binding upon the parties and shall include written findings of law and fact, and judgment may be obtained thereon by either party in a court of competent jurisdiction. Each party shall bear the cost of preparing and presenting its own case. The cost of arbitration, including the fees and expenses of the arbitrator, shall be shared equally by the parties unless the award otherwise provides.

          18.2. The obligation herein to arbitrate shall not be binding upon any party with respect to requests for preliminary injunctions, temporary restraining orders or other procedures in a court of competent jurisdiction to obtain interim relief when deemed necessary by such court to preserve the status quo or prevent irreparable injury pending resolution by arbitration of the actual dispute.

19.  FORCE MAJEURE
     -------------

Neither Party will be in breach of this Agreement resulting from delay or prevention of performance of such Party which is caused by any act attributable to an occurrence or an event of "Force Majeure" as defined herein, and which by the exercise of due foresight, the Party could not reasonably have been expected to avoid. An event of Force Majeure may include an action by governmental authority (including without limitation moratorium on any activities related to the Agreement), third party labor dispute, flood, earthquake, fire, lightning, epidemic, war, riot, civil disturbance, and sabotage. The party affected by an event of Force Majeure will notify the other party promptly of any occurrence or condition, which, in the Affected Party's reasonable opinion, warrants an extension of time. Such notice will specify the anticipated length of delay, the cause of the delay and a timetable by which any remedial measures will 3 be implemented.

20.  SURVIVAL
     --------

The Parties' respective representations, warranties, together with obligations of indemnification, confidentiality and limitations on liability will survive the expiration, termination or rescission of this Agreement and continue in full force and effect.

21.  REMEDIES
     --------

Except as otherwise expressly provided, the rights and remedies set forth in this Agreement will be in addition to, and cumulative of, all other rights and remedies at law or in equity.

22.  CONFIDENTIALITY AGREEMENT
     -------------------------

          22.1. The Parties acknowledge and agree that this Agreement and the information each Party has provided or will provide in connection with this Agreement or that the other Party learns or obtains from a source other than the public domain or from a source (including a Party) not in violation of any obligation of confidentiality, including, without limitation, the terms and conditions thereof, are and will be confidential and proprietary to the Party providing such information (the "Providing Party,). The Party in receipt of or learning or obtaining the confidential information (the "Receiving Party") agrees not to distribute, use or disclose to any third party the confidential information of the Providing Party.

          22.2. Except as may be required by applicable legal requirements in the course of defending or prosecuting a legal, insurance or other claim or as required by applicable law, rule or regulation, including, without limitation, any reporting or filing requirements under state or Page 15 federal securities laws, each Party will restrict dissemination of confidential access to such confidential information or this Agreement in order to perform their respective rights or obligations hereunder. Each Party will promptly notify the other Party prior to any such required disclosure or filing, and in the case of any filing or disclosure of this Agreement, to seek confidential treatment of this Agreement, and to permit such other Party to seek protective relief therefrom and/or confidential treatment thereof and shall cooperate as such other Party may request in connection therewith. The Party seeking disclosure pursuant to state or federal securities laws and the other Party shall cooperate reasonably and in good faith to permit such disclosure and the other Party shall not unreasonably withhold or delay any consent to such required disclosure. After the Parties have agreed as to the confidential information or such portions of this Agreement which are to be disclosed pursuant to state or federal securities laws, no further notification or consent pursuant to this Section 22.2 shall be required for subsequent disclosures by the disclosing Party which are the same in all material respects as the agreed upon disclosures.

          22.3. Customer may disclose the identity of MFN as a supplier of Customer and MFN may disclose the identity of Customer as a customer of MFN, each with the prior written consent from the other; which will not be unreasonably withheld or delayed; provided, that no such disclosure shall imply any endorsement of the disclosing Party or contain any misleading reference to the nature of the relationship between the Parties. Each Party may, in connection with a financing transaction, disclose confidential information to a leading financial institution which has executed an agreement with such Party to maintain the confidentiality of this Agreement in a manner consistent with the terms of this Section 22. For purposes of this Agreement, the ordinary course of Customer's business shall not include the sale, leasing or granting of any rights of use in "dark fiber", as such term is commonly understood in the telecommunications industry, nor shall Customer's business include the resale of any Product.

          22.4. Each Party acknowledges and agrees that the information of a Party described in this Section 22 constitutes valuable property of such Party and that such Party will suffer irreparable injury not compensable by money damages for which such Party will not have an adequate remedy at law in the event of a breach by the other Party of the provisions of this Section 22 and therefore such Party shall be entitled to injunctive relief to prevent or curtail any such breach, threatened or actual. The foregoing shall be without prejudice to or limitation of any rights a Party may have under this Agreement, at law or in equity.

23.  MISCELLANEOUS
     -------------

          23.1. The covenants, undertakings, and agreements set forth in this Agreement will be solely for the benefit of and will be enforceable only by the Parties hereto or their respective successors or permitted assigns.

          23.2. The headings of the Sections in this Agreement are strictly for convenience and will not in any way be construed as amplifying or limiting any of the terms, provisions or conditions thereof.

          23.3. In the event any term of this Agreement is held invalid, illegal or unenforceable, in whole or in part, neither the validity of the remaining part of such term nor the validity of the remaining terms of this Agreement will be in any way affected thereby.

          23.4. This Agreement may be amended only by a written instrument executed by the Parties.

          23.5. No failure to exercise and no delay in exercising, on the part of either Party hereunder, any right, power or privilege hereunder will operate as a waiver hereof, except as expressly provided herein.

          23.6. This Agreement may be executed in multiple counterparts, each of which will constitute one and the same instrument.

          23.7. This Agreement may be separated by MFN into two or more individual agreements, each comprised of the General Terms and Conditions, one or more Product Orders and the Exhibits associated with such Product Order(s).

          23.8. If any conflict or contradiction exists between the terms of this Agreement and one or more Product Orders, the terms of the Product Order(s) shall control.

24.  ENTIRE AGREEMENT
     ----------------

          24.1. Effective upon the execution of this Licensed Fiber Agreement by both Parties, as between Customer and MFN this Agreement cancels and supercedes that certain agreement entered into by any among Local Fiber LLC and National Fiber Network, Inc., now known as Metromedia Fiber Network, Inc. ("MFNI"), the corporate parent of MFNS, which agreement is identified as the Operating Agreement of Local Fiber LLC dated as of June 19, 1996, which, together with all Schedules thereto, including without limitation Schedule A thereto with respect to Class B Members as described therein, and Schedule B thereto, the License as between Local Fiber LLC and MFNI, will be referred to herein as the "1996 Agreement". The execution of the Exchange and Registration Rights Agreement set forth in Exhibit E to this Licensed Fiber Agreement by each of MFN and Customer constitutes a withdrawal by MFN from Customer and Local Fiber LLC. In addition, in consideration for the execution and delivery of this Licensed Fiber Agreement and other good and valuable consideration, the adequacy and receipt of which is hereby acknowledged, Customer for itself and all of its affiliates, including, without limitation, Local Fiber LLC, as the "Releasing Party" with respect to each of MFNI and MFN as the "Released Party, and each of MFNI and MFN as the "Releasing Party" with respect to Customer and Local Fiber LLC as the Released Party, hereby releases and discharges the respective Released Party and all of such Released Party's successors and assigns from any and all actions, causes of action, suits, debts, dues, sums of money, accounts, reckonings, bonds, bills, specialties, covenants, contracts, controversies, agreements, promises, obligations, duties, variances, trespasses, damages, judgments, extents, executions, claims, and demands whatsoever, in law or equity, which against the respective Released Party, the respective Releasing Party and such Releasing Party's successors and assigns ever had, now have or hereafter can, shall or may, have for, upon, or by reason of any matter, cause or thing whatsoever from the beginning of the world to the day of the date of this Licensed Fiber Agreement arising from the 1996 Agreement.

          24.2. With the exception of a confidentiality agreement between the parties, this Agreement, including the Product Order, Appendices and Exhibits attached hereto constitute the entire agreement between the Parties with respect to the subject matter hereof and supersede any and all prior negotiations, understandings, and agreement with respect hereto, whether oral or written.

The Parties hereto have executed this Agreement as of the date first written above.


METROMEDIA FIBER NETWORK SERVICES, INC.


By:  /s/ Michael S. Liss
   -------------------------------------------------------


Print Name: Howard Finkelstein
           ----------------------------------------------


Title:
      ---------------------------------------------------


FIBERNET TELECOM GROUP, INC.


By: /s/ Michael S. Liss
   ------------------------------------------------------


Print Name: Michael S. Liss
           ----------------------------------------------


Title:
      ---------------------------------------------------

Exhibit A:  MFN Fiber Optic Cable Network and Rings

Exhibit B:  List of On-Network Buildings

Exhibit C:  Form of Product Order

Exhibit D:  Licensed Fiber Previously Provided by MFN to Customer

Exhibit E:  Exchange and Registration Rights Agreement

Exhibit F:  Rental Allocation Schedule

Exhibit G:  Building Network Connection Pricing.

                                   EXHIBIT A

                      MFN FIBER OPTIC CABLE NETOWRK RINGS

                          Boston Downtown Area Network

                                [*************]

                              Chicago Area Network

                                [*************]

                             Manhattan Area Network

                                [*************]

                     Washington D.C. Downtown Area Network

                                [*************]

                      San Francisco Downtown Area Network

                                [*************]

                       Los Angeles Downtown Area Network

                                [*************]

                                   EXHIBIT B

                          List of On-Network Buildings

New York City Metropolitan Area
-------------------------------

     [***************]

Washington D.C. Metropolitan Area
---------------------------------

     [***************]

Chicago Metropolitan Area
-------------------------

     [***************]

Boston Metropolitan Area
------------------------

     [***************]

San Francisco Metropolitan Area
-------------------------------

     [***************]

Los Angeles Metropolitan Area
-----------------------------

     [***************]

                                   EXHIBIT C

                    METROMEDIA FIBER NETWORK SERVICES, INC.

                                 PRODUCT ORDER

                               Dark Fiber License

                          FiberNet Telecom Group, Inc.

1.                           Date:
                             ----
2.                           Number of Licensed Fibers:
                             -------------------------
3.                           Rings:    #1_________
                             -----     #2_________
                                       #3_________
                                       #4_________
                                       #5_________

4.                           Customer Locations:       #1_______________
                             ------------------        #2_______________

5.                           Building Network Connection (On-Network Buildings):          Estimate Splice Connection Costs:
                             --------------------------------------------------           --------------------------------

6.                           Building Network Connection (Off-Network Buildings):
                             ---------------------------------------------------

7.                           Customer Charges:
                                                                                 ---------------------------------------------------
                             a.   Prepaid Charge               $__________
                             b.   MFN will invoice for the Lateral Extension construction cost or splice connection cost (if applicable).
                                  Invoices shall paid net 30 days after delivery of invoice.
                             c.   Customer will pay all Applicable Taxes.

8.                           Licensed Fiber Specifications:  See Exhibit A, attached hereto.
                             -----------------------------       ---------

9.                           Estimated Commencement Date(s): _______________
                             ------------------------------

10.                           Special Requirements.
                              --------------------

11.                           Customer Notice:
                              ---------------

                                     FiberNet Telecom Group, Inc.
                                     570 Lexington Avenue
                                     New York, New York 10022

This Product Order alone shall not constitute an Agreement between the parties but shall be incorporated by reference into a Private Network Agreement to be executed between MFN and Customer.

METROMEDIA FIBER NETWORK SERVICES, INC.

By:_______________________________________________

Print Name:_______________________________________

Title:____________________________________________


FIBERNET TELECOM GROUP, INC.

By:_______________________________________________

Print Name:_______________________________________

Title:____________________________________________

                                   Exhibit A
                                   ---------


                          Leased Fiber Specifications
                                      and
          Fiber Optic Cable Splicing, Testing and Acceptance Standards

MFN will perform fiber testing as described below on each Leased Fiber and will provide the documentation (hard copy and/or diskette) of results to the Customer. Each "span" will be defined in documentation included in the Customer's package. Acceptance of a span by Customer will be an acknowledgement by the Customer that all Leased Fiber complies with all performance criteria contained herein.

1) Power testing: This end-to-end loss measurement will be conducted for each Leased Fiber in the span and both directions using an industry-accepted laser source and power meter. The bi-directional average will be used to determine the end-to-end css of the span at each appropriate wave length. This test will be conducted at both, 1310 nm and 155 nm for Standard Single Mode Fiber: Dispersion Shifted Fiber (True Wave(TM), LEAF(TM), etc.) will be tested at 1550 nm only. In the event that a scan consists of both Standard Single Mode and Dispersion Shifted fiber type, only 1550 nm testing will be conducted. This power testing will ensure fiber continuity and the absence of crossed fibers in the span. Power testing will only be conducted where the Leased Fiber is terminated by MFN in fiber distribution panels at both ends of the span.

2) OTDR testing: All traces will be provided in hard copy and diskette form using GR 196 format. This testing will be conducted at both 1310 and 1550 nm wavelenghts when the Leased Fiber consists of Standard Single Made Fiber, but will be done at 1550 nm only if the Leased Fiber consists of either Dispersion Shifted Fiber (True-Wave(TM), LEAF(TM), etc.) or a combination of Single Mode and Dispersion Shifted fiber types.

OTDR testing will be conducted on a bi-directional basis for each Leased Fiber in each span at the appropriate wavelengths for the Leased Fiber described above. However, if due to length or attenuation reasons that the Leased Fiber span exceeds the dynamic range of an OTDR, a portion or the entire span may be tested on a unidirectional basis only. Alternatively, the Leased Fiber span may be divided into shorter testing spans, to the extent reasonably possible, in order to obtain bi-directional analysis. Also, in instances where a Customer intends to accept Leased Fiber that is not terminated at one end by MFN in a fiber distribution panel (such as in manhole or handhold) only unidirectional testing will be performed.

The turnover documentation package delivered to Customer will contain the actual trances that detail the testing parameters (including Purse width, averaging and range). The average bi-directional spice loss for all splices within each span will be of 0.15 dB or less for all connectors within each span. (Note that the front and end connector of the span pan only to be measured uni-directionally and will also have a loss equal to or less than 0.5 dB). In the event that CTDR acceptance testing must be done on a unidirectional basis (for reasons described above), an average per span spice loss will be 0.30 dB.

All traces will be provided in hard copy and/or diskette form using GR 196 format. If the average bi-directional splice loss of each span exceeds 0.15 dB or 0.30 dB uni-directionally), MFN will provide upon the Customer's request documentation of at least three attempts to reduce this value to below 0.15 dB (0.30 dB uni-directionally). The only exception to this will be in the instance of a splice between two different fiber types (Standard Single-mode to Dispersion Shifted, Depressed-Clad to Matched Clad, fibers with different mode-field diameters).

Customer should also not that the loss and/or reflectance of the front-end connector (as measured using a launch cord) is only an indicator of a problem such as a defective port, bulkhead, or the like. Since a different patch cord will be used by Customer (that connects to their equipment, or example ) to mate this connector, a different loss and/or reflectance may occur.

                                   EXHIBIT D

             LICENSED FIBER PREVIOUSLY PROVIDED BY MFN TO CUSTOMER

                                [*************]

                                   EXHIBIT E

                   EXCHANGE AND REGISTRATION RIGHTS AGREEMENT

     THIS EXCHANGE AND REGISTRATION RIGHTS AGREEMENT (this "Agreement"), dated as of December 17, 1999 among Metromedia Fiber Network Services, Inc., a Delaware corporation (the "Stockholder"), FiberNet Telecom Group, Inc., a Nevada corporation (the "Company"), and Local Fiber LLC, a New York limited liability company of which the Stockholder and the Company are members (the "LLC"). Capitalized terms used herein but not otherwise defined shall have the meanings given them in Section 1 of this Agreement.

     WHEREAS, the Stockholder and the Company have determined to exchange the Stockholder s membership interest in the LLC for 5,000,000 shares of the Company's Common Stock, par value $.001 per share (the "Common Stock"), in accordance with the terms and provisions of this Agreement.

1.  Definitions.  As used herein, unless the context otherwise requires, the
    -----------
following terms have the following respective meanings:

     "AMEX" means the American Stock Exchange Inc.
      ----

     "Commission" means the Securities and Exchange Commission or any other
      ----------
federal agency at the time administering the Securities Act.

     "Common Stock" has the meaning ascribed to such term in the recital to this
      ------------
Agreement.

     "Demand Registration" means a registration statement with respect to the
      -------------------
other Registrable Securities, including any prospectus contained any such registration statement and any amendment of or supplement to such registration statement or prospectus, filed pursuant to Section 4.1 (a) hereof.

     "Exchange Act" means the Securities Exchange Act of 1934, as amended, or
      ------------
any successor federal statute, and the rules and regulations of the Commission thereunder, all as the same shall be in effect at the time. Reference to a particular section of the Securities Exchange Act of 1934, as amended, shall include a reference to the comparable section, if any, of any such successor federal statute, and to the rules and regulations under such section.

     "Incidental Registration" has the meaning ascribed to such term in Section
      -----------------------
4.2(a) hereof.

     "`Lock-up period" means the period commencing on the date hereof and ending
       --------------
one year therefrom.

     "Investor Registration Rights Agreement"  means "Registrable Shares" as
      --------------------------------------
such term is defined in the Investor Registration Rights Agreement.

     "Investor Registration Rights Agreement" means that certain Registration
      --------------------------------------
Rights Agreement dated as of May 7, 1999, by and among the Company and the Purchasers named therein, as the same may be amended from time to time.

     "Majority Holders" means the holder or holders of a majority of the
      ----------------
outstanding Registrable Securities, based upon the total number of shares of Common Stock included in the definition of the Registrable Securities outstanding at the time such calculation is made.

     "NYSE" means the New York Stock Exchange, Inc.
      ----

     "Outstanding" means, with respect to the Common Stock, shares of Common
      -----------
Stock issued and outstanding on the date hereof and at any time on or prior to 90 days after the date hereof, and shares of Common Stock issuable upon exercise or conversion of options, warrants, convertible notes or other debt securities, convertible preferred stock or other convertible or derivative securities.

     "Person" means any individual, corporation, partnership, trust,
      ------
incorporated or unincorporated association, joint venture, joint stock company, government (or an agency, department or political subdivision thereof) or other entity of any kind.

     "Registrable Securities" means (i) the Shares and (ii) any Related,
      ----------------------
Registrable Securities. As to any particular Registrable Securities, once issued such securities shall cease to be Registrable Securities when (a) a registration statement with respect to the sale of such securities shall have become effective under the Securities Act and such securities shall have been disposed of in accordance with such registration statement, (b) they shall have been distributed to the public pursuant to Rule 144 (or any successor provision) under the Securities, (c) they shall have been otherwise transferred, and new certificates representing them not bearing a legend restricting further transfer shall have been delivered sby the Company and subsequent public distribution of them shall not, in the opinion of counsel to the holders (or in the opinion of counsel to the Company, which opinion is reasonably satisfactory to the holders), require registration of them under the Securities Act, or (d) they shall have ceased to be outstanding.

     "Registration Expenses" means all costs, fees and expenses incident to the
      ---------------------
Company's performance of or compliance with Section 4, including, without limitation, all registration, filing and NASD fees, all fees and expenses of complying with securities or blue sky laws, all word processing, duplicating and printing expenses, messenger and delivery expenses, the fees and disbursements of counsel for the Company and of its independent public accountants, and the reasonable fees and expenses of one counsel to the Stockholder.

     "Related Registrable Securities" means any securities of the Company issued
      ------------------------------
or issuable with respect to the Shares by way of a dividend or stock split or in connection with a combination of shares, recapitalization, merger, consolidation or other reorganization or otherwise.

     "Representative" means, if the Stockholder does not hold at least 50% of
      --------------
the Registrable Securities, a representative holder designated in writing to the Company by the Majority Holders.

     "Request" has the meaning ascribed to such term in Section 4.1(a) hereof.
      -------

     "SEC" means the Securities and Exchange Commission or any successor agency.
      ---

     "Securities Act" means the Securities Act of 1933, or any successor federal
      --------------
statute, and the rules and regulations of the Commission thereunder, all as the same shall be in effect at the time. References to a particular section of the Securities Act of 1933 shall include a reference to the comparable section, if any, of any such successor federal statute, and to the rules and regulations under such section.

     "Shares" means the 5,000,000 shares of Common Stock to be received by the
      ------
Stockholder pursuant to this Agreement.

     "Shelf Registration" means a "shelf" registration statement with respect to
      ------------------
the Registrable Securities on Form S-3 or other appropriate form pursuant to Rule 415 under the Securities Act, including any prospectus contained any such registration statement and any amendment of or supplement to such registration statement or prospectus.

     "Stockholder" has the meaning ascribed to such term in the preamble hereof,
      -----------
provided that term "Stockholder" shall also mean any assignee or transferee of
--------
the Registrable Securities. If at any time a majority of the Registrable Securities then outstanding are not held by a single holder, the rights of the Stockholder hereunder may be enforced by the Majority Holders.

     "Transfer" means the sale, transfer, exchange, assignment, pledge or
      --------
hypothecation of any Shares to any Person other than Stockholder or a Person controlled by or under common control with the Stockholder.

2.  Exchange of LLC Interests for Shares.  The Stockholder hereby exchanges the
    ------------------------------------
outstanding membership interest held by the Stockholder in the LLC for the Shares. Effective upon the execution and delivery of this Agreement and the delivery by the Company to the Stockholder of a certificate representing the Shares, the Stockholder hereby withdraws as a member of the LLC. In conjunction with and as a condition precedent to the consummation of the transactions contemplated by this Section 2, the Stockholder's subsidiary Metromedia Fiber Network Services, Inc. and Local Fiber LLC shall execute and deliver a Private Network Agreement in the form of Exhibit A hereto.

3.  Representations and Warranties of the Company.  The Company and the LLC
    ---------------------------------------------
hereby jointly and severally represent and warrant to the Stockholder as follows:

3.1  Corporate Organization and Authority of the Company; Binding Effect.

(a) The Company is a corporation duly organized, validly existing and in good standing under the laws of Nevada and has all corporate power and authority to carry on its business as now being conducted and to own its properties. The Company has heretofore delivered to the Stockholder complete and correct copies of its certificate of incorporation and by-laws, as currently in effect.

(b) The LLC is a limited liability company duly organized, validly existing and in good standing under the laws of New York and has all limited liability company power and authority to carry on its business as now being conducted and to own its properties.
(c) The Company has full corporate power and authority to enter into this Agreement and any other applicable agreements contemplated hereby and to consummate the transactions contemplated hereby. The execution, delivery and performance by the Company of this Agreement and each such other agreement contemplated hereby to which it is or will be a party have been duly authorized by all requisite corporate action.
(d) The LLC has full limited liability company power and authority to enter into this Agreement and any other applicable agreements contemplated hereby and to consummate the transactions contemplated hereby. The execution, delivery and performance by the LLC of this Agreement and each such other agreement contemplated hereby to which it is or will be a party have been duly authorized by all requisite action.
(e) This Agreement has been, and each of the other Agreements to which the Company or the LLC is a party will be as of the Closing Date, duly executed and delivered by the Company and the LLC, and (assuming due execution and delivery by he Stockholder) this Agreement constitutes, and each of such other Agreements when executed and delivered will constitute, a valid and binding obligation of the Company and the LLC, enforceable in accordance with is terms, except as may be limited by bankruptcy, insolvency, reorganization or similar laws affecting creditors' rights generally or by general equitable principles.

3.2  Capitalization. As of the date hereof, the Company has (i) 50,000,000
     --------------
shares of Common Stock, $.001 par value authorized and (ii) 5,000,000 shares of Preferred Stock, $.001 par value ("Preferred Stock") authorized. Of the 50,000,000 shares of Common Stock authorized, 20,432,464 shares are issued and outstanding and 23,233,210 shares have been reserved for issuance upon the conversion or exercise of the issued and outstanding Preferred Stock, warrants and options existing as of the date hereof. Of the 5,000.000 shares of Preferred Stock authorized, (i) 1,000,000 shares are designated and authorized as Series A Convertible Cumulative Preferred Stock, $.001 par value ("Series A Preferred Stock"), (ii) 80,000 shares are designated and authorized as Series B Voting Preferred Stock, $.001 par value ("Series B Preferred Stock"), (iii) 133,333 shares are designated and authorized as Series C Preferred Stock, $.001 par value ("Series C Preferred Stock"), (iv) 500,000 shares are designated and authorized as Series D Preferred Stock") $.001 par value ("Series D Preferred Stock"), (v) 750,000 shares are designated and authorized as Series E Preferred Stock, $.001, par value ("Series E Preferred Stock") and (vi) 500,000 are designated and authorized as Series F Preferred Stock, $.001 par value ("Series F Preferred Stock ). Of the designated and authorized Preferred Stock, 133,333 shares of the Series C Preferred Stock are issued and outstanding, 309,143 shares of the Series D Preferred Stock are issued and outstanding, 291,926 shares of the Series E Preferred Stock are issued and outstanding and 345,515 shares of the Series F Preferred Stock are issued and outstanding. There are no shares of the Series A Preferred Stock or Series B Preferred Stock; issued and outstanding as of this date. All the shares of Common Stock to be issued upon the conversion or exercise of issued and outstanding shares of Preferred Stock, and all of the shares of Common Stock to be issued upon the conversion or exercise of issued and outstanding shares of Preferred Stock and warrants and options issued by the Company will be when issued, fully paid and nonassessable.

3.3  No Violation; Consents.
     ----------------------
(a) Except as otherwise described on Schedule 1 hereto, neither the Company nor any the subsidiary of the Company is subject to or bound by any provision:
(i)  any law, statute, rule, regulation or judicial or administrative decision;
(ii) any articles or certificates of incorporation or by-laws;
(iii)any mortgage, deed of trust, lease, note, shareholders' agreement, bond, indenture, instrument, agreement, license, permit, trust or custodianship, in each case to which the Company or any such subsidiary is a party or under which the Company or any such subsidiary is bound; or
(iv) any judgment, order, writ, injunction or decree of any court, governmental body, administrative agency or arbitrator,

that would prevent or be violated by or that would result in the creation of any lien, charge, security interest or other restriction or encumbrance as a result of, or under which there would be a default or right of termination as a result of, the execution, delivery and performance by the Company and the LLC of this Agreement and the consummation of the transactions contemplated hereby.

(b) Except as otherwise described on Schedule 1 hereto, no consent, approval or authorization or declaration or filing with any Person is required for the valid execution, delivery and performance by Seller of this Agreement and the consummation of the transactions contemplated hereby.

3.4  SEC Filings.  The Company has timely filed all reports and other documents
     -----------
(collectively, the "SEC Filings") required to be filed by the Company with the SEC pursuant to the Securities Act, the Exchange Act and any other applicable provision of the United States securities laws. Each such report, at the time filed, did not include an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading in the light of the circumstances under which they were made.

3.5  Financial Statements.  Except as noted therein and except for normal year-
     --------------------
end adjustments with respect to unaudited financial statements, all financial statements contained n the SEC Filings or otherwise delivered to the Stockholder were prepared in accordance with generally accepted accounting principles consistently applied throughout the periods indicated, and present fairly in all material respects the consolidated, financial position of the Company and its Subsidiaries at such dates, and the consolidated results of their operations and cash flows for the period then ended.

3.6  No Material Change.  Since the September 30, l999, there has been no
     ------------------
material adverse change in the financial condition, assets, liabilities (contingent or otherwise), results of operations or business of the Company and its subsidiaries considered as a whole.

4.   Registration Under Securities Act, etc.
     --------------------------------------

4.1  Demand Registration.
     -------------------
(a)  Right to Demand Registration.  Subject to Section 4.1(c), at any time or
     ----------------------------
     from time to time after the end of the Lock-up period the Stockholder shall have the right to request in writing that the Company register all or part of the Registrable Securities (a "Request") (which Request shall specify the amount of Registrable Securities intended to be disposed of and the intended method of disposition thereof) by filing with the SEC a Demand Registration. The Company shall, within 30 days following a Request, cause to be filed with the SEC a Demand Registration providing for the registration under the Securities Act of the Registrable Securities which the Company has been so requested to register, to the extent necessary to permit the disposition of such Registrable Securities in accordance with the intended methods of disposition thereof specified in such Request. The Company shall use its best efforts to have such Demand Registration declared effective by the SEC as soon as practicable, and in no event more than 180 days, and thereafter to keep such Demand Registration Statement continuously effective for the period specified in Section 4.1(b). The Company shall pay all Registration Expenses incurred in connection with any Demand Registration, whether or not it becomes effective (unless the Stockholder shall for any reason unilaterally withdraw such Demand Registration other than for a materially adverse change in the Company's business, operations, prospects or valuation), and whether all none or some of the Registrable Securities are sold pursuant to the Demand Registration. Notwithstanding anything contained in Section 4.1 or Section 6 hereof, in the event any Investor Registrable Securities are publicly registered pursuant to a demand registration under the terms of the Investor Registration Rights Agreement prior to the end of the Lock-up Period, the Stockholder will have the right to participate in such investor demand registration on a pro rata basis with such requesting holders of Investor
                       --- ----
     Registrable Securities.
(b)  Priority in Demand Registrations.  If a Demand Registration involves an
     --------------------------------
     underwritten offering, and the sole or lead managing underwriter, as the case may be, of such underwritten offering shall advise the Company in writing that, in its opinion, the amount of Registrable Securities requested to be included in such Demand Registration exceeds the number which can be sold in such offering within a price range acceptable to the Stockholder (such writing to state the basis of such opinion and the approximate number of Registrable Securities which may be included in such offering), the Company shall include in such Demand Registration, to the extent of the number which the Company is so advised may be included in such offering, the Registrable Securities requested to be included in the Demand Registration by the Stockholder. If no such written notice is provided, the company may include in such Demand Registration securities for its own account or for the account of other persons.
(c)  Limitations on Registrations.  The right of the Stockholder to request
     ----------------------------
     Demand Registrations pursuant to Section 4. (a) are subject to the following limitations: (i) the Company shall not be obligated to effect a Demand Registration within six months after the effective date of any other registration of Common Stock Securities Act (other them pursuant to a registration on Form S-8 or Form Successor or similar form which is then in effect), and (ii) in no event shall the Company be required to effect, in the aggregate, more than two (2) Demand Registrations.
(d)  Underwriting; Selection of Underwriters.  If the Company so elects, any
     ---------------------------------------
     offering of Registrable Securities pursuant to a Demand Registration shall be in the form of an underwritten offering. If any Demand Registration involves an underwritten offering, the sole or managing underwriters and any additional investment bankers and managers to be used in connection with such registration shall be selected by the Company subject to the reasonable approval of the Stockholder, such approval not to be unreasonably withheld or delayed.
(e)  Effective Registration Statement; Suspension.  A Demand Registration shall
     --------------------------------------------
     not be deemed to have become effective (and the related registration will not be deemed to have been effected) unless it has been declared effective by the SEC and remains effective in compliance with the provisions of the Securities Act with respect to the disposition of all Registrable Securities covered by such Demand Registration.
(f)  Registration Statement Form.  Registrations under this Section 4.1 shall be
     ---------------------------
     on such appropriate registration form of the SEC (i) as shall be selected by the Company, and (ii) which shall be available for the sale of Registrable Securities in accordance with the intended method or methods of disposition specified in the requests for registration.

4.2  Incidental ("Piggyback") Registration.

(a) Right to Include Registrable Securities. If at any time or from time to time after the Lock-up Period the Company proposes to register any shares of its Common Stock under the Securities Act (other than in a registration on Form S-4 or S-8 or any successor form to such forms, other than a registration on any registration form which does not permit secondary sales and other than pursuant to Section 4.1 ) whether or not pursuant to registration rights granted to other holders of its securities and whether or not for sale for its own account, the Company shall deliver prompt written notice to the Stockholder of its intention to undertake such registration (an "Incidental Registration") and of the Stockholder's right to participate in such registration under this Section 4.2 as hereinafter provided. Subject to the other provisions of this paragraph (a) and
     Section 4.2(b), upon the written request of the Stockholder made within 10 days after the receipt of such written notice (which request shall specify the amount of Registrable Securities to be registered), the Company shall use its best efforts to include in such registration all Registrable Securities requested by the Stockholder to be so registered to the extent requisite to permit the registration of the Registrable Securities to be so registered. If an Incidental Registration involves an underwritten offering, the sole or leading managing underwriter may require the Stockholder to participate in the underwritten offering and to sell its Registrable Securities to the underwriters at the same price and on the same terms of underwriting applicable to the Company and any other Persons selling securities of the Company. The Company shall pay all Registration Expenses incurred in connection with any Incidental Registration, whether or not it becomes effective, and whether all, none or some of the Registrable Securities are sold pursuant to the Incidental Registration.

     If at any time after giving written notice of its intention to register any securities and prior to the effective date of the incidental Registration Statement filed in connection with such registration, the Company shall determine for any reason not to register or to delay registration of such securities, the Company may, at its election give written notice of such determination to the Stockholder and, thereupon, (i) in the case of a determination not to register, the Company shall be relieved of its obligation to register any Registrable Securities in connection with such registration (but not from its obligation to pay the Registration Expenses incurred in connection therewith), without prejudice, however, to the rights the Stockholder to cause such registration be effected as a registration under
Section 4.1, and (ii) in the case of a determination to delay such registration, the Company shall be permitted to delay the registration of such Registrable Securities for the same period as the delay in registering such other securities.

(b)  Priority in Incidental Registration.  If an Incidental Registration
     -----------------------------------
     involves an unwritten offering, and the sole or the lead managing Underwriter, as the case may be, of such underwritten offering shall advise the Company in writing (with a copy to the Stockholder) that, in its opinion, the amount of securities (including Registrable Securities) requested to be included in such registration exceeds the amount which can be sold in such offering without interfering with the successful marketing of the securities being offered (such writing to state the basis of such opinion and the approximate number of such securities which may be included in such offering without such effect), or, in the case of an Incidental Registration not involving an underwritten offering, the Company shall reasonably determine (and notify the Stockholder of such determination), after consultation with an investment banking firm, that the amount of securities (including Registrable Securities) proposed to be sold in such offering exceeds the number which can be sold in such offering within a price range acceptable to the Company, the Company shall include in such registration, to the extent of the number which the Company is so advised (or, in the case of an Incidental Registration not involving an underwritten offering, which the Company reasonably determines) may be included in such offering without such effect, (i) in the case of a registration initiated by the Company, (A) first, the securities that the Company proposes to register for its own account, and (B) second, the Registrable Securities requested to be , included in such registration by the Stockholder and other securities of the Company to be, registered on behalf of any other Person, allocated rata in proportion to the number of securities requested to be included in such registration by each of them, and (ii) in the case of a registration initiated by a Person other than the Company, (A) first, the securities of the Company requested to be included in such registration by the Persons initiating such registration, (B) second, the securities that the Company proposes to register for its own account, and (C) third, the Registrable Securities requested to be included in such registration by the Stockholder and any other securities of the Company to be registered on behalf of any Person, allocated pro rata in proportion to the number or securities requested to be included in such registration by each of them.
(c)  Suspension of Demand Registration.  Notwithstanding anything herein to the
     ---------------------------------
     contrary, from the date of notice by the Company of its intention to under which an incidental Registration and for so long as the Company is on a best efforts basis pursuing such registration, the right of the Stockholder to effect a Demand Registration shall be suspended.

4.3  Shelf Registration.  The Company shall file, as soon as reasonably
     ------------------
practicable following later of the date hereof and the first date upon which the Company is eligible to file a registration statement on Form S-3 under the Securities Act, a Shelf Registration. The Company shall use its commercially reasonable efforts to have the Shelf Registration declared effective as soon as reasonably practicable after such filing, and shall use its commercially reasonable efforts to keep the Shelf Registration continuously effective from the date such Shelf Registration is declared effective until the earlier of (i) such time as all of the Registrable Securities shall cease to be Registrable Securities and (ii) December 13, 2002.

     The Company shall supplement or amend, if necessary, the Shelf Registration, as required by the registration form utilized by the Company or by the instructions applicable to such registration form or by the Securities Act or as reasonably required by the Stockholder, and the Company shall furnish to the holders of the Registrable Securities to which the Shelf Registration relates copies of any such supplement or amendment prior to its being filed with the Commission or the intended date of its first use if no filing with the Commission is required. The Company shall pay all Registration Expenses incurred in connection with the Shelf Registration whether or not it becomes effective, and whether all, none or some of the Registrable Securities are sold pursuant to the Shelf Registration. In no event shall the Shelf Registration include securities other than Registrable Securities, unless the Stockholder consents to such inclusion.

4.4  Registration Procedures.  In connection with any registration statement
     -----------------------
filed pursuant to this Section 4, the Company will, as expeditiously as possible:

(i) prepare and file with the Commission such amendments and supplements to such registration statement and the prospectus used in connection therewith as may be necessary to keep such registration statement effective and to comply with the provisions of the Securities Act with respect to the disposition of all Registrable Securities covered by such registration statement or as may be reasonably requested by the Stockholder, until such time as all of such Registrable Securities have been disposed of in accordance with the intended methods of disposition by the seller or sellers thereof set forth in such registration statement;
(ii) furnish to each seller of Registrable Securities covered by such registrator statement, such number of conformed copies of such registration statement and to each such amendment and supplement thereto (in each case including all exhibits and such number of copies of the prospectus contained in such registration statement (including each preliminary, prospectus and any summary prospectus and any other prospectus filed under Rule 24 under the Securities Act, in conformity with the requirements of the Securities Act, and such other documents, as such seller may reasonably request;
(iii)use its best efforts to (x) register or qualify all Registrable Securities and other securities covered by such registration statement under such other securities or blue sky laws of such States of the United States of America where an exemption is rot available and as the sellers of Registrable Securities covered by such registration statement shall reasonably request, (y) keep such registration or qualification in effect for so long as such registration statement remains in effect, and (z) take any other action which may be reasonably necessary or advisable to enable such sellers to consummate the disposition in such jurisdictions of the securities to be sold by such sellers, except that the Company shall not for any such purpose be required to qualify generally to do business as a foreign corporation in any jurisdiction wherein would not but for the requirements of this subdivision (iii) be obligated to be so qualified subject itself to taxation in any such jurisdiction or consent to general service of process in any such jurisdiction;

(iv) use its best efforts to cause all Registrable Securities covered by such registration statement to be registered with or approved by such other federal or state governmental agencies or authorities as may be necessary in the opinion of counsel to the Company and counsel to the seller or sellers of Registrable Securities to enable the seller or sellers thereof to consummate the disposition of such Registrable Securities;
(v) promptly notify each seller of Registrable Securities covered by such registration statement at any time when a prospectus relating thereto is required to be delivered under the Securities Act, upon discovery that, or upon the happening of any event as a result of which, the prospectus included in such registration statement, as then in effect, includes an untrue statement of a material fact or omits to state any material fact required to be stated therein or necessary to make the statements therein not misleading, in the light of the circumstances under which they were made, and shall promptly prepare and furnish to each seller a reasonable number of copies of a supplement to or an amendment of such prospectus as may be necessary so that, as thereafter delivered to the purchasers of such securities, such prospectus shall not include an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading in the light of the circumstances under which they were made;
(vi) otherwise use its best efforts to comply with all applicable rules and regulations of the Commission, and make available to its security holders, as soon as reasonably practicable, an earnings statement covering the period of at least twelve months, but not more than eighteen months, beginning with the first full calendar month after the effective date of such registration statement, which earnings statement shall satisfy the provisions of Section 11 (a) of the Securities Act and Rule 158 promulgated thereunder, and promptly furnish to each such seller of Registrable Securities a copy of any amendment or supplement to such registration statement or prospectus; and
(vii)use its best efforts (X) list all Registrable Securities covered by such registration statement on the NYSE, the AMEX or such other national securities exchange on which Registrable Securities of the same class and, if applicable, series, covered by such registration statement are then listed, or (y) if the Registrable Securities are quoted on Nasdaq National Market, Inc. or another interdealer quotation system, arrange for the quotation of all Registrable Securities covered by such registration statement on Nasdaq National Market, Inc. or such other interdealer quotation system.

     The Company may (i), require each seller of Registrable Securities as to which any registration is being effected to furnish the Company such information regarding such seller and the distribution of such securities as the Company may from time to time reasonably request in writing and (ii) require each seller of Registrable Securities to agree to comply with the Securities Act and the Exchange Act in connection with the registration and distribution of the Registrable Securities.

     Notwithstanding the foregoing, if any such registration or comparable statement refers to any holder by name or otherwise as the holder of any securities of the Company and in its sole and exclusive judgment such holder is or might be deemed to be a controlling person of the Company, such holder shall have the right to require the insertion therein of language, in form and substance reasonably satisfactory to such holder and the Company, to the effect that the holding by such holder of such securities is not to be construed as a recommendation by such holder of the investment quality of the Company's securities covered thereby and that such holding does not imply that such holder will assist in meeting any future financial requirements of the Company.

     Each holder of Registrable Securities agrees by acquisition of such Registrable Securities that, upon receipt of any notice from the Company of the happening of any event of the kind described in subdivision (v) of this Section 4.4, such holder will forthwith discontinue such holder's disposition of Registrable Securities pursuant to the registration statement relating to such Registrable Securities until such holder's receipt of the copies of the supplemented or amended prospectus contemplated by subdivision (v) of this
Section 4.4 and, if so directed by the Company, will promptly deliver to the Company (at the Company's expense) all copies, other than permanent file copies, then in such holder's possession of the prospectus relating to such Registrable Securities current at the time of receipt of such notice.

4.5  Preparation; Reasonable Investigation.  In connection with the preparation
     -------------------------------------
and filing of each registration statement under the Securities Act pursuant to this Agreement, :he Company

(i) shall give the Stockholder or the Representative, and counsel and accounts designated by the Stockholder or the Representative, as the case may be, the opportunity to participate in the preparation of such registration statement, each prospectus included therein or filed with the Commission, and each agreement thereof or supplement thereto,
(ii) shall give each of them such reasonable access to its books and records and such opportunities to discuss the business of the Company with its officers and the independent public accountants who have certified its financial statements as shall be necessary in the opinion of the Stockholder or the Representative, as the case may be, and such counsel or accountants, to conduct a reasonable investigation within the meaning of the Securities Act, and (iii) shall promptly notify the Stockholder or the representative, as the case may be, and its counsel of any stop order issued or threatened by the Commission and promptly take all reasonable actions required to prevent the entry of such stop order or to remove it if entered.

4.6  Indemnification.
     ---------------

(a)  Indemnification by the Company.  The Company will, and hereby does,
     ------------------------------
     indemnify and hold harmless, in the case of any registration statement filed pursuant to this Section 4, each seller of any Registrable Securities covered by such registration statement and each other Person who participates as an underwriter in the offering or sale of such securities and each other Person if any, who controls such seller or any such underwriter within the meaning of the Securities Act, and their perspective directors, officers partners, shareholders, employees and affiliates against any losses, claims, damages or liabilities, joint or several, to which such seller or underwriter or any such director, officer, partner, shareholder, employee, affiliate or controlling person may become subject under the Securities Act or otherwise, including, without limitation, the fees and expenses of legal counsel, insofar as such losses, claims, damages or liabilities (or actors or proceedings, whether commenced or threatened, in respect thereof) arise out of or are based upon any untrue statement or alleged untrue statement of any material fact contained in any registration statement under which such securities were registered under the Securities Act, any preliminary prospectus final prospectus or summary prospectus contained therein, or any amendment or supplement thereto, or any omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein in light of the circumstances in which they were made not misleading, or any violation by the Company of the Securities Act, and the Company will reimburse each Such seller or underwriter and each such director, officer, partner, shareholder, employee, affiliate and controlling Person or any legal or any other expenses reasonably incurred by them in connection with investigating or defending any such loss, claim, liability, action or proceeding; provide that the Company shall not be
                                      -------
     liable in any such case to the extent that any such loss, claim, damage, liability (or action or proceeding in respect thereof) or expense rises out of or is based upon an untrue statement or alleged untrue statement mission or alleged omission made in such registration statement, any such preliminary prospectus, final prospectus, summary prospectus, amendment or supplement in reliance upon and conformity with written information furnished the Company through an instrument duly executed by or on behalf of such seller or underwriter, as the case may be specifically stating that it is or use n the preparation thereof. Such indemnity shall remain in full force and effect regardless of any investigation made by or on behalf of any such seller or any such director, officer, employee, affiliate, or controlling person and shall surviving the transfer of such securities by such seller.
(b)  Indemnification by the Sellers.  As a condition to including any
     ------------------------------
     Registrable Securities in any registration statement, the Company shall have received an undertaking satisfactory to it from the prospective seller of such Registrable Securities, to indemnify and hold harmless (in the same manner and to the same extent as set forth in subdivision (a) of this
     Section 4.6) the Company, and each director, officer, employee and shareholder of the Company and each other Person, if any, who participates as an underwriter in the offering or sale of such securities and each other Person who controls the Company or any such underwritten within the meaning of the Securities Act, with respect to any untrue statement or alleged untrue statement of a material fact contained in or any omission or alleged omission to state therein a material fact in any such registration statement any preliminary prospectus, final prospectus or summary prospectus contained therein, or any amendment or supplement thereto, if such untrue statement or alleged untrue statement or omission or alleged omission was made in reliance upon and in conformity with written information furnished to the Company through an instrument duly executed by or on behalf of such seller specifically stating that it is for use in the preparation of such registration statement, preliminary prospectus, final prospectus, summary prospectus, amendment or supplement; provided that the liability of such indemnifying party under this Section 4.6(b) shall be limited to the amount of proceeds received by such indemnifying party in the offering giving rise to such liability. Such indemnity shall remain in full force and effect, regardless of any investigation made by or an behalf of the Company or any such director, officer, employee, shareholder or controlling person and shall survive the transfer of such securities by such seller.
(c)  Notices of Claims, etc. Promptly after receipt by an indemnified party of
     ----------------------
     notice of the commencement of any action or proceeding involving a claim referred to in the preceding subdivisions of this Section 4.6, such indemnified party will, if a claim in respect thereof is to be made against an indemnifying party, give written notice to the latter of the commencement of such action; provided that the failure of any indemnified party to give
                  --------
     notice as provided herein shall not relieve the indemnifying party of its obligations under the preceding subdivisions of this Section 4.6, except to the extent that the indemnifying party is actually prejudiced by such failure to give notice. In case any such action is brought against an indemnified party the indemnifying party shall be entitled to participate in and to assume the defense thereof, jointly with any other indemnifying party similarly notified to the extent that it may wish, with counsel reasonably satisfactory to such indemnified party, and after notice from the indemnifying party to such indemnified party of its election so to assume the defense thereof, the indemnifying party shall not be liable to such indemnified party for any legal or other expenses subsequently incurred by latter in connection with the defense thereof other than reasonable costs of investigation, provided that if the indemnified party
                                        --------
     reasonably believes it is advisable for it to be represented by separate counsel because there exists a conflict of interest between its interests and those of the indemnifying party with respect to such claim, or there exist defenses available to such indemnified party which may not be available to the indemnifying party, or if the indemnifying party shall fail to assume responsibility to such defense, the indemnified party may retain counsel satisfactory to it and the indemnifying party shall pay all fees and expenses of such counsel. No indemnifying party shall be liable for any settlement of any action or proceeding effected without its written consent, which consent shall not be unreasonably withheld or delayed. No Indemnifying party shall, without the consent of the indemnified party, consent to entry of any judgment or enter into any settlement which does not include as an unconditional term thereof the giving by he claimant or plaintiff to such indemnified party of a release from all liability in respect to such claim or litigation or which requires action other than the payment of money by the indemnifying party. Each indemnified party shall furnish such information regarding itself or the claim in question as an indemnifying party may reasonably request in writing and as shall be reasonably requested in connection with the defense of such claim and litigation resulting therefrom.
(d)  Contribution.  If the indemnification provided for in this Section 4.6
     ------------
     shall for any reason be held by a court of competent jurisdiction to be unavailable to an indemnified party under subparagraph (a) or (b) hereof in respect of any loss, claim, damage or liability, or any action in respect thereof, then, in lieu of the amount paid or payable under subparagraph (a) or (b) hereof, the indemnified party and the indemnifying party under subparagraph (a) or (b) hereof shall contribute to the aggregate losses, claims, damages and liabilities (including legal or other expenses reasonably incurred in connection with investigating the same), in such proportion as is appropriate to reflect the relative fault of the Company and the prospective sellers of Registrable Securities covered by the registration statement in connection with the statements or omissions which resulted in such loss, claim, damage or liability, or action in respect thereof, as well as any other relevant equitable considerations (the relative fault of the Company and such prospective sellers to be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information supplied by the Company or such prospective sellers and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission). The parties hereto agree that it would not be just and equitable if contribution pursuant to this paragraph were determined by pro
                                                                             ---
     rata allocation or other method which does not take into account the
     ----
     considerations referred to in paragraphs 4.4(a) and 4.4(b). No person guilty of fraudulent misrepresentation (within the meaning of Section 11
     (f) of the Securities Act) shall be entitled to contribution from any
     Person
     who was not guilty of such fraudulent misrepresentation. Such prospective sellers obligations to contribute as provided in this subparagraph (d) are several in proportion to the relative value of their retrospective Registrable Securities covered by such registration statement and not joint. In addition, no Person shall be obligated to contribute hereunder, any amounts in, payment for any settlement of any action or claim effected without such Person's consent which consent shall not be unreasonably withheld or delayed.
(e)  Other Indemnification.  Indemnification and contribution similar to that
     ---------------------
     specified in the preceding subdivisions of this Section 4.6 (with appropriate modifications) shall be given by the Company and each seller of Registrable Securities with respect to any required registration or other qualification of securities under any federal or state law, rule or regulation of any governmental authority other than the Securities Act.
(f)  Indemnification Payments.  The indemnification and contribution required by
     ------------------------
     this Section 4.6 shall be made by prompt periodic payments of the amount thereof during the course of the investigation or defense as and when bills are received or expense, loss, damage or liability is incurred.

5.  Rule 144 and Rule 144A.  The Company shall take all actions reasonably
    ----------------------
necessary to enable holders of Registrable Securities to sell such securities after the expiration of the Lock-up Period without registration under the Securities Act within the limitation of the exemptions provided by

(a) Rule 144 under the Securities Act as such Rule may be amended from time to time,
(b) Rule 144A under the Securities Act, as such Rule may be amended from time to time, or
(c) any similar rules or regulations hereafter adopted by the Commission, including, without limiting the generality of the foregoing, filing on a time basis all reports required to be filed by Exchange Act.

Upon the request of any holder of Registrable Securities, the Company will deliver to such holder a written statement as to whether it has complied with such requirements.

6.  Lock-up.  Except as otherwise provided in the last sentence of Section
    -------
4.1(a) hereof, the Stockholder will not transfer any of the Shares during the Lock-up Period.

7.  Restricted Securities.  The parties hereto agree that the certificate
    ---------------------
representing the Shares have not been registered under the Securities Act and shall bear the following legend

          THE SECURITIES REPRESENTED BY THIS CERTIFICATE HAVE BEEN ACQUIRED FOR INVESTMENT AND HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933 OR THE SECURITIES LAWS OF ANY STATE. THESE SECURITIES MAY NOT BE SOLD, TRANSFERRED OR OTHERWISE DISPOSED OF EXCEPT IN ACCORDANCE

          WITH THE TERMS OF THE EXCHANGE AND REGISTRATION RIGHTS AGREEMENT DATED AS OF DECEMBER 13, 1999, AMOUNG METROMEDIA FIBER NETWORK SERVICES, INC., FIBERNET TELECOM GROUP, INC. AND LOCAL FIBER LLC.

8.  Amendments and Waivers.  This Agreement may be amended with the written
    ----------------------
consent of the Company and the Company may take any action herein prohibited, or omit to perform any act herein required to be performed by it, only if the Company shall have obtained the written consent to such amendment, action or omission to act, of the Stockholder. Each holder of any Registrable Securities at the time or thereafter outstanding shall be bound by any consent authorized by this Section 4, whether or not such Registrable Securities shall have been marked to indicate such consent.

9.  Nominees for Beneficial Owners.  In the event that any Registrable
    ------------------------------
Securities are held by a nominee for the beneficial owner thereof, the beneficial owner thereof may, at its election in writing delivered to the Company, be treated as the holder of such Registrable Securities for purposes of any request, consent, waiver or other action by any holder or holders of Registrable Securities pursuant to this Agreement or any determination of any number or percentage of shares of Registrable Securities held by any holder or holders of Registrable Securities contemplated by this Agreement. If the beneficial owner of any Registrable Securities so elects, the Company may require assurances reasonably satisfactory to it of such owner's beneficial ownership of such Securities.

10.  Notices.  All notices, demands and other communications provided for or
     -------
permitted hereunder shall be made in writing and shall be registered or certified first-class mail, return receipt requested, telex, telegram, telecopier, reputable courier service or personal delivery to the following addresses (or at such other address for a party as shall be specified by like notice):

     (i) if to the Stockholder;

     One North Lexington Avenue
     White Plains, NY 10601
     Attn:  Chief Financial Officer
     Telecopy:  (914 ) 421-7550

     With a copy to:

     One Meadowlands Plaza
     East Rutherford, NJ 070073
     Attn:  General Counsel
     Telecopy:  (201) 531-2803 1

     (ii)  if to the Company, to:

     570 Lexington Avenue
     New York, New York 10022

     Attn:  Michael Liss, President
     Telecopy:  212 421-8860

     All such notices and communications shall be deemed to have been duly given: when delivered by hand, if personally delivered; create business day after being sent by reputable courier service; three business days after being deposited in the mail, postage prepaid, if mailed; when answered back, if telexed; and when receipt is acknowledged, if telecopied.

11.  Assignment.  This Agreement shall be binding upon and inure to the benefit
     ----------
of and shall be enforceable by the parties hereto and, with respect to the Company, its respective successors and assigns and, with respect to the Stockholder, any holder of any Registrable Securities.

12.  Investment Only.  The Stockholder hereby represents and Warrants to the
     ---------------
Company that it has acquired the Shares or investment only, for its own account and not for resale or distribution. The Stockholder further acknowledges that the Shares are being issued pursuant to and exemption from registration under the Securities Act and agrees not to sell or otherwise dispose of the Shares in any transaction which, in the reasonable opinion of the Stockholder's counsel, would be in violation of the Securities Act. The Stockholder acknowledges that a legend appears on the certificates representing the Shares reflecting the foregoing restriction and the Stockholder hereby consents to the Company's maintaining "stop transfer" instructions with its transfer agent with respect thereto.

13.  No Inconsistent Agreements.  The Company will not hereafter enter into any
     --------------------------
agreement with respect to its securities which is inconsistent with the rights granted to the Stockholder in this Agreement.

14.  Remedies.  In addition to being entitled to exercise all rights granted by
     --------
law. including recovery) of damages, the Stockholder will be entitled to specific performance of its rights under this Agreement. The Company agrees that monetary damages would not be adequate compensation for any loss incurred by reason of a breach by it of the provisions of this agreement and hereby agrees, in any action for specific performance, to waive the defense that a remedy at law would be adequate.

15.  Severability.  If any one or more of the provisions contained herein, or
     ------------
the application thereof in any circumstances, is held invalid, illegal or unenforceable in any respect for any reason, the validity, legality and enforceability of any such provision in every other respect and of the remaining provisions contained herein shall not be in any way impaired thereby, it being intended and understood that all of the rights and privileges of the Stockholder shall be enforceable to the fullest extent permitted by law

16.  Entire Agreement.  This Agreement is intended by the parties as a final
     ----------------
expression of their agreement and intended to be a complete and exclusive statement of the agreement and understanding of the parties hereto in respect of the subject matter contained herein. There are no restrictions, promises, warranties or undertakings, other than those set forth or referred to herein and therein. This Agreement supersedes all prior agreements and understandings between the parties with respect to such subject matter.

17.  Descriptive Headings.  This agreement shall be construed and enforced in
     --------------------
accordance with, and the rights of the parties shall be governed by, the laws of the State of New York applicable to agreements made and to be performed entirely within such state.

18.  Governing Law.  This agreement shall be construed and enforced in any
     -------------
number of counterparts, each of which shall be deemed an original, but all such counterparts shall together constitute one and the same instrument.

19.  Counterparts.  This Agreement may be executed in any number of
     ------------
counterparts, each of which shall be deemed an original, but all such counterparts shall together constitute one and the same instrument.

     IN WITNESS WHEREOF, the parties have caused this Agreement to be executed and delivered by their respective officers thereunto duly authorized as of the date first above written.

                         METROMEDIA, FIBER NETWORK SERVICES, INC.

                         By : /s/ Howard Finkelstein
                             -----------------------
                            Name:
                            Title:

                         FIBERNET TELECOM GROUP, INC.

                         By : /s/ Michael S. Liss
                             --------------------
                            Name:
                            Title:

                         LOCAL FIBER LLC

                         By : /s/ Michael S. Liss
                             --------------------
                            Name:
                            Title:

                                   SCHEDULE 1

     The Parties acknowledge and agree that all appropriate Shareholder and/or Board of Director's consents and approvals have been provided and received.

                                   EXHIBIT F

                           Rental Allocation Schedule

          The Parties shall determine the allocation for rental payable for the Licensed Fiber based on a valuation of the allocated Common Stock which valuation shall be determined by the price of the Common Stock for the thirty
(30) day average prior to the Effective Date with appropriate discounts applied for the block size of and restrictions on the Common Stock pursuant to the Exchange and Registration Rights Agreement.s

                                    EXHIBIT G

                        BUILDING NETWORK CONNECTION RINGS

                         Section 1: On-Network Building

------------------------------------------------------------------------------------------------
Number of Licensed Fibers per     Prepaid Charge per Licensed      Prepaid Charge per Licensed
      Lateral Extension          Fiber/ Per Lateral Extension     Fiber/ Per Lateral Extension

                                    (Exclusive of Customer           (Inclusive of Customer
                                   Provided Rack Facilities)        Provided Rack Facilities)
------------------------------------------------------------------------------------------------
            4                             $[****]                            $[****]
------------------------------------------------------------------------------------------------
            6                             $[****]                            $[****]
------------------------------------------------------------------------------------------------
            8                             $[****                             $[****]
------------------------------------------------------------------------------------------------
           10                             $[****]                            $[****]
------------------------------------------------------------------------------------------------
           12                             $[****]                            $[****]
------------------------------------------------------------------------------------------------
           14                             $[****]                            $[****]
------------------------------------------------------------------------------------------------
           16                             $[****]                            $[****]
------------------------------------------------------------------------------------------------
           18                             $[****]                            $[****]
------------------------------------------------------------------------------------------------
           20                             $[****]                            $[****]
------------------------------------------------------------------------------------------------
           22                             $[****]                            $[****]
------------------------------------------------------------------------------------------------
           24                             $[****]                            $[****]
------------------------------------------------------------------------------------------------

             Section II: Splice Connection to Off-Network Building*

-----------------------------------------------------------------------------------------------
     Number of Licensed Fibers per Splice        Prepaid Charge per Licensed Fiber/ Per Splice
                  Connection                                      Connection
-----------------------------------------------------------------------------------------------
                     4                                          $[****]
-----------------------------------------------------------------------------------------------
                     6                                          $[****]
-----------------------------------------------------------------------------------------------
                     8                                          $[****]
-----------------------------------------------------------------------------------------------
                     10                                         $[****]
-----------------------------------------------------------------------------------------------
                     12                                         $[****]
-----------------------------------------------------------------------------------------------
                     14                                         $[****]
-----------------------------------------------------------------------------------------------
                     16                                         $[****]
-----------------------------------------------------------------------------------------------
                     18                                         $[****]
-----------------------------------------------------------------------------------------------
                     20                                         $[****]
-----------------------------------------------------------------------------------------------
                     22                                         $[****]
-----------------------------------------------------------------------------------------------
                     24                                         $[****]
-----------------------------------------------------------------------------------------------

     * Price does not include reimbursement to MFN for it costs of splicing plus ([**]%) plus Applicable Taxes.

                                       3

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